EXHIBIT 10.58

MULTIFAMILY MORTGAGE,

ASSIGNMENT OF RENTS

AND SECURITY AGREEMENT

This Instrument was prepared by,

and after recording return to:

Brian J. Iwashyna, Esquire

Troutman Sanders LLP

P.O. Box 1122

Richmond, Virginia  23218-1122

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -

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TABLE OF CONTENTS

Page

1.

DEFINITIONS.

1

2.

UNIFORM COMMERCIAL CODE SECURITY AGREEMENT.

6

3.

ASSIGNMENT OF RENTS; APPOINTMENT OF RECEIVER; LENDER IN POSSESSION.

6

4.

ASSIGNMENT OF LEASES; LEASES AFFECTING THE MORTGAGED PROPERTY.

8

5.

PAYMENT OF INDEBTEDNESS; PERFORMANCE UNDER LOAN DOCUMENTS; PREPAYMENT PREMIUM.  10

6.

EXCULPATION.

10

7.

DEPOSITS FOR TAXES, INSURANCE AND OTHER CHARGES.

10

8.

COLLATERAL AGREEMENTS.

11

9.

APPLICATION OF PAYMENTS.

11

10.

COMPLIANCE WITH LAWS.

12

11.

USE OF PROPERTY.

12

12.

PROTECTION OF LENDER'S SECURITY.

12

13.

INSPECTION.

13

14.

BOOKS AND RECORDS; FINANCIAL REPORTING.

13

15.

TAXES; OPERATING EXPENSES.

14

16.

LIENS; ENCUMBRANCES.

15

17.

PRESERVATION, MANAGEMENT AND MAINTENANCE OF MORTGAGED PROPERTY.

15

18.

ENVIRONMENTAL HAZARDS.

16

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19.

PROPERTY AND LIABILITY INSURANCE.

21

20.

CONDEMNATION.

22

21.

TRANSFERS OF THE MORTGAGED PROPERTY OR INTERESTS IN BORROWER

23

22.

EVENTS OF DEFAULT.

26

23.

REMEDIES CUMULATIVE.

27

24.

FORBEARANCE.

27

25.

LOAN CHARGES.

28

26.

WAIVER OF STATUTE OF LIMITATIONS.

28

27.

WAIVER OF MARSHALLING.

28

28.

FURTHER ASSURANCES.

28

29.

ESTOPPEL CERTIFICATE.

29

30.

GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE.

29

31.

NOTICE.

29

32.

SALE OF NOTE; CHANGE IN SERVICER.

30

33.

SINGLE ASSET BORROWER.

30

34.

SUCCESSORS AND ASSIGNS BOUND.

30

35.

JOINT AND SEVERAL LIABILITY.

30

36.

RELATIONSHIP OF PARTIES; NO THIRD PARTY BENEFICIARY.

30

37.

SEVERABILITY; AMENDMENTS.

30

38.

CONSTRUCTION.

31

39.

LOAN SERVICING.

31

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40.

DISCLOSURE OF INFORMATION.

31

41.

NO CHANGE IN FACTS OR CIRCUMSTANCES.

31

42.

SUBROGATION.

31

43.

ACCELERATION; REMEDIES.

31

44.

RELEASE.

32

45.

WAIVER OF HOMESTEAD, DOWER, REDEMPTION, AND APPRAISEMENT.

32

46.

WAIVER OF TRIAL BY JURY.

32

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Watergate Apartments

MULTIFAMILY MORTGAGE,

ASSIGNMENT OF RENTS

AND SECURITY AGREEMENT

THIS MULTIFAMILY MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT (the “Instrument”) is dated as of the 18th day of January, 2007, between VMS NATIONAL PROPERTIES, a joint venture general partnership organized and existing under the laws of Illinois, whose address is c/o AIMCO, Stanford Place 3, 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237, as mortgagor (“Borrower”), and CAPMARK FINANCE INC., a corporation organized and existing under the laws of California, whose address is 116 Welsh Road, Horsham, Pennsylvania 19044, Attn: Servicing-Executive Vice President, as mortgagee (“Lender”).

Borrower is indebted to Lender in the principal amount of $4,402,999.00, as evidenced by Borrower’s Multifamily Note payable to Lender dated as of the date of this Instrument, and maturing as set forth in the Loan Agreement.

TO SECURE TO LENDER the repayment of the Indebtedness, and all renewals, extensions and modifications of the Indebtedness, and the performance of the covenants and agreements of Borrower contained in the Loan Documents, Borrower mortgages, warrants, grants, bargains, sells, conveys and assigns to Lender and Lender's successors and assigns forever, with power of sale, the Mortgaged Property, including the Land located in the County of Pulaski, State of Arkansas, and described in Exhibit A attached to this Instrument.

Borrower represents and warrants that Borrower is lawfully seized of the Mortgaged Property and has the right, power and authority to mortgage, grant, convey and assign the Mortgaged Property, and that the Mortgaged Property is unencumbered.  Borrower covenants that Borrower will warrant and defend generally the title to the Mortgaged Property against all claims and demands, subject to any easements and restrictions listed in a schedule of exceptions to coverage in any title insurance policy issued to Lender contemporaneously with the execution and recordation of this Instrument and insuring Lender's interest in the Mortgaged Property.

Covenants.  Borrower and Lender covenant and agree as follows:

1.

DEFINITIONS.  The following terms, when used in this Instrument (including when used in the above recitals), shall have the following meanings:

(a)

"Borrower" means all persons or entities identified as "Borrower" in the first paragraph of this Instrument, together with their successors and assigns.

(b)

"Collateral Agreement" means any separate agreement between Borrower and Lender for the purpose of establishing replacement reserves for the Mortgaged Property, establishing a fund to assure completion of repairs or improvements specified in that agreement, or assuring reduction of the outstanding principal balance of the Indebtedness if the occupancy of or

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income from the Mortgaged Property does not increase to a level specified in that agreement, or any other agreement or agreements between Borrower and Lender which provide for the establishment of any other fund, reserve or account.

(c)

"Environmental Permit" means any permit, license, or other authorization issued under any Hazardous Materials Law with respect to any activities or businesses conducted on or in relation to the Mortgaged Property.

(d)

"Event of Default" means the occurrence of any event listed in Section 22.

(e)

"Fixtures" means all property which is so attached to the Land or the Improvements as to constitute a fixture under applicable law, including: machinery, equipment, engines, boilers, incinerators, installed building materials; systems and equipment for the purpose of supplying or distributing heating, cooling, electricity, gas, water, air, or light; antennas, cable, wiring and conduits used in connection with radio, television, security, fire prevention, or fire detection or otherwise used to carry electronic signals; telephone systems and equipment; elevators and related machinery and equipment; fire detection, prevention and extinguishing systems and apparatus; security and access control systems and apparatus; plumbing systems; water heaters, ranges, stoves, microwave ovens, refrigerators, dishwashers, garbage disposers, washers, dryers and other appliances; light fixtures, awnings, storm windows and storm doors; pictures, screens, blinds, shades, curtains and curtain rods; mirrors; cabinets, paneling, rugs and floor and wall coverings; fences, trees and plants; swimming pools; and exercise equipment.

(f)

"Governmental Authority" means any board, commission, department or body of any municipal, county, state or federal governmental unit, or any subdivision of any of them, that has or acquires jurisdiction over the Mortgaged Property or the use, operation or improvement of the Mortgaged Property.

(g)

"Hazardous Materials" means petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel and oil; explosives; flammable materials; radioactive materials; polychlorinated biphenyls ("PCBs") and compounds containing them; lead and lead-based paint; asbestos or asbestos-containing materials in any form that is or could become friable; underground or above-ground storage tanks, whether empty or containing any substance; any substance the presence of which on the Mortgaged Property is prohibited by any federal, state or local authority; any substance that requires special handling; and any other material or substance now or in the future defined as a "hazardous substance," "hazardous material," "hazardous waste," "toxic substance," "toxic pollutant," "contaminant," or "pollutant" within the meaning of any Hazardous Materials Law.

(h)

"Hazardous Materials Laws" means all federal, state, and local laws, ordinances and regulations and standards, rules, policies and other governmental requirements, administrative rulings and court judgments and decrees in effect now or in the future and including all amendments, that relate to Hazardous Materials and apply to Borrower or to the Mortgaged Property. Hazardous Materials Laws include, but are not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., the Toxic Substance

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Control Act, 15 U.S.C. Section 2601, et seq., the Clean Water Act, 33 U.S.C. Section 1251, et seq., and the Hazardous Materials Transportation Act, 49 U.S.C. Section 5101, and their state analogs.

(i)

"Impositions" and "Imposition Deposits" are defined in Section 7(a).

(j)

"Improvements" means the buildings, structures, improvements, and alterations now constructed or at any time in the future constructed or placed upon the Land, including any future replacements and additions.

(k)

"Indebtedness" means the principal of, interest on, and all other amounts due at any time under, the Note, this Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances as provided in Section 12 to protect the security of this Instrument.

(l)

 [Intentionally omitted]

(m)

"Key Principal" means the natural person(s) or entity identified as such at the foot of this Instrument, and any person or entity who becomes a Key Principal after the date of this Instrument and is identified as such in an amendment or supplement to this Instrument.

(n)

"Land" means the land described in Exhibit A.

(o)

"Leases" means all present and future leases, subleases, licenses, concessions or grants or other possessory interests now or hereafter in force, whether oral or written, covering or affecting the Mortgaged Property, or any portion of the Mortgaged Property (including proprietary leases or occupancy agreements if Borrower is a cooperative housing corporation), and all modifications, extensions or renewals.

(p)

"Lender" means the entity identified as "Lender" in the first paragraph of this Instrument and its successors and assigns, or any subsequent holder of the Note.

(q)

"Loan Documents" means the Note, this Instrument, all guaranties, all indemnity agreements, all Collateral Agreements, O&M Programs, and any other documents now or in the future executed by Borrower, Key Principal, any guarantor or any other person in connection with the loan evidenced by the Note, as such documents may be amended from time to time.

(r)

"Loan Servicer" means the entity that from time to time is designated by Lender to collect payments and deposits and receive notices under the Note, this Instrument and any other Loan Document, and otherwise to service the loan evidenced by the Note for the benefit of Lender.  Unless Borrower receives notice to the contrary, the Loan Servicer is the entity identified as "Lender" in the first paragraph of this Instrument.

(s)

"Mortgaged Property" means all of Borrower's present and future right, title and interest in and to all of the following:

(1)

the Land;

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(2)

the Improvements;

(3)

the Fixtures;

(4)

the Personalty;

(5)

all current and future rights, including air rights, development rights, zoning rights and other similar rights or interests, easements, tenements, rights-of-way, strips and gores of land, streets, alleys, roads, sewer rights, waters, watercourses, and appurtenances related to or benefiting the Land or the Improvements, or both, and all rights-of-way, streets, alleys and roads which may have been or may in the future be vacated;

(6)

all proceeds paid or to be paid by any insurer of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property, whether or not Borrower obtained the insurance pursuant to Lender’s requirement;

(7)

all awards, payments and other compensation made or to be made by any municipal, state or federal authority with respect to the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property, including any awards or settlements resulting from condemnation proceedings or the total or partial taking of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property under the power of eminent domain or otherwise and including any conveyance in lieu thereof;

(8)

all contracts, options and other agreements for the sale of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property entered into by Borrower now or in the future, including cash or securities deposited to secure performance by parties of their obligations;

(9)

all proceeds from the conversion, voluntary or involuntary, of any of the above into cash or liquidated claims, and the right to collect such proceeds;

(10)

all Rents and Leases;

(11)

all earnings, royalties, accounts receivable, issues and profits from the Land, the Improvements or any other part of the Mortgaged Property, and all undisbursed proceeds of the loan secured by this Instrument and, if Borrower is a cooperative housing corporation, maintenance charges or assessments payable by shareholders or residents;

(12)

all Imposition Deposits;

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(13)

all refunds or rebates of Impositions by any municipal, state or federal authority or insurance company (other than refunds applicable to periods before the real property tax year in which this Instrument is dated);

(14)

all tenant security deposits which have not been forfeited by any tenant under any Lease; and

(15)

all names under or by which any of the above Mortgaged Property may be operated or known, and all trademarks, trade names, and goodwill relating to any of the Mortgaged Property.

(t)

"Note" means the Multifamily Note described on page 1 of this Instrument, including the Acknowledgment and Agreement of Key Principal to Personal Liability for Exceptions to Non-Recourse Liability (if any), and all schedules, riders, allonges and addenda, as such Multifamily Note may be amended from time to time.

(u)

"O&M Program" is defined in Section 18(a).

(v)

"Personalty" means all equipment, inventory, general intangibles which are used now or in the future in connection with the ownership, management or operation of the Land or the Improvements or are located on the Land or in the Improvements, including furniture, furnishings, machinery, building materials, appliances, goods, supplies, tools, books, records (whether in written or electronic form), computer equipment (hardware and software) and other tangible personal property (other than Fixtures) which are used now or in the future in connection with the ownership, management or operation of the Land or the Improvements or are located on the Land or in the Improvements, and any operating agreements relating to the Land or the Improvements, and any surveys, plans and specifications and contracts for architectural, engineering and construction services relating to the Land or the Improvements and all other intangible property and rights relating to the operation of, or used in connection with, the Land or the Improvements, including all governmental permits relating to any activities on the Land.

(w)

"Property Jurisdiction" is defined in Section 30(a).

(x)

"Rents" means all rents (whether from residential or non-residential space), revenues and other income of the Land or the Improvements, including subsidy payments received from any sources (including, but not limited to payments under any Housing Assistance Payments Contract) parking fees, laundry and vending machine income and fees and charges for food, health care and other services provided at the Mortgaged Property, whether now due, past due, or to become due, and deposits forfeited by tenants.

(y)

"Taxes" means all taxes, assessments, vault rentals and other charges, if any, general, special or otherwise, including all assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, will become a lien, on the Land or the Improvements.

(z)

"Transfer" means (A) a sale, assignment, transfer or other disposition (whether voluntary, involuntary or by operation of law); (B) the granting, creating or attachment of a lien,

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encumbrance or security interest (whether voluntary, involuntary or by operation of law); (C) the issuance or other creation of an ownership interest in a legal entity, including a partnership interest, interest in a limited liability company or corporate stock; (D) the withdrawal, retirement, removal or involuntary resignation of a partner in a partnership or a member or manager in a limited liability company; or (E) the merger, dissolution, liquidation, or consolidation of a legal entity.  "Transfer" does not include (i) a conveyance of the Mortgaged Property at a judicial or non-judicial foreclosure sale under this Instrument or (ii) the Mortgaged Property becoming part of a bankruptcy estate by operation of law under the United States Bankruptcy Code.  For purposes of defining the term "Transfer," the term "partnership" shall mean a general partnership, a limited partnership, a joint venture and a limited liability partnership, and the term "partner" shall mean a general partner, a limited partner and a joint venturer.

2.

UNIFORM COMMERCIAL CODE SECURITY AGREEMENT.  This Instrument is also a security agreement under the Uniform Commercial Code for any of the Mortgaged Property which, under applicable law, may be subject to a security interest under the Uniform Commercial Code, whether acquired now or in the future, and all products and cash and non-cash proceeds thereof (collectively, "UCC Collateral"), and Borrower hereby grants to Lender a security interest in the UCC Collateral.  Borrower hereby authorizes Lender to file financing statements, continuation statements and financing statement amendments, in such form as Lender may require to perfect or continue the perfection of this security interest and Borrower agrees, if Lender so requests, to execute and deliver to Lender such financing statements, continuation statements and amendments.  Borrower shall pay all filing costs and all costs and expenses of any record searches for financing statements that Lender may require.  Without the prior written consent of Lender, Borrower shall not create or permit to exist any other lien or security interest in any of the UCC Collateral.  If an Event of Default has occurred and is continuing, Lender shall have the remedies of a secured party under the Uniform Commercial Code, in addition to all remedies provided by this Instrument or existing under applicable law.  In exercising any remedies, Lender may exercise its remedies against the UCC Collateral separately or together, and in any order, without in any way affecting the availability of Lender's other remedies.  This Instrument constitutes a financing statement with respect to any part of the Mortgaged Property which is or may become a Fixture.

3.

ASSIGNMENT OF RENTS; APPOINTMENT OF RECEIVER; LENDER IN POSSESSION.

(a)

As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all Rents. It is the intention of Borrower to establish a present, absolute and irrevocable transfer and assignment to Lender of all Rents and to authorize and empower Lender to collect and receive all Rents without the necessity of further action on the part of Borrower.  Promptly upon request by Lender, Borrower agrees to execute and deliver such further assignments as Lender may from time to time require.  Borrower and Lender intend this assignment of Rents to be immediately effective and to constitute an absolute present assignment and not an assignment for additional security only.  For purposes of giving effect to this absolute assignment of Rents, and for no other purpose, Rents shall not be deemed to be a part of the "Mortgaged Property," as that term is defined in Section 1(s).  However, if this present, absolute and unconditional assignment of Rents is not enforceable by its terms under the laws of the Property Jurisdiction, then the Rents shall be included as a part of the Mortgaged Property and it is the

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intention of the Borrower that in this circumstance this Instrument create and perfect a lien on Rents in favor of Lender, which lien shall be effective as of the date of this Instrument.

(b)

After the occurrence of an Event of Default, Borrower authorizes Lender to collect, sue for and compromise Rents and directs each tenant of the Mortgaged Property to pay all Rents to, or as directed by, Lender, and Borrower shall, upon Borrower’s receipt of any Rents from any sources (including, but not limited to subsidy payments under any Housing Assistance Payments Contract), pay the total amount of such receipts to the Lender.  However, until the occurrence of an Event of Default, Lender hereby grants to Borrower a revocable license to collect and receive all Rents, to hold all Rents in trust for the benefit of Lender and to apply all Rents to pay the installments of interest and principal then due and payable under the Note and the other amounts then due and payable under the other Loan Documents, including Imposition Deposits, and to pay the current costs and expenses of managing, operating and maintaining the Mortgaged Property, including utilities, Taxes and insurance premiums (to the extent not included in Imposition Deposits), tenant improvements and other capital expenditures.  So long as no Event of Default has occurred and is continuing, the Rents remaining after application pursuant to the preceding sentence may be retained by Borrower free and clear of, and released from, Lender's rights with respect to Rents under this Instrument.  From and after the occurrence of an Event of Default, and without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, or by a receiver, Borrower’s license to collect Rents shall automatically terminate and Lender shall without notice be entitled to all Rents as they become due and payable, including Rents then due and unpaid.  Borrower shall pay to Lender upon demand all Rents to which Lender is entitled.  At any time on or after the date of Lender’s demand for Rents, Lender may give, and Borrower hereby irrevocably authorizes Lender to give, notice to all tenants of the Mortgaged Property instructing them to pay all Rents to Lender, no tenant shall be obligated to inquire further as to the occurrence or continuance of an Event of Default, and no tenant shall be obligated to pay to Borrower any amounts which are actually paid to Lender in response to such a notice.  Any such notice by Lender shall be delivered to each tenant personally, by mail or by delivering such demand to each rental unit.  Borrower shall not interfere with and shall cooperate with Lender's collection of such Rents.

(c)

Borrower represents and warrants to Lender that Borrower has not executed any prior assignment of Rents (other than an assignment of Rents securing indebtedness that will be paid off and discharged with the proceeds of the loan evidenced by the Note), that Borrower has not performed, and Borrower covenants and agrees that it will not perform, any acts and has not executed, and shall not execute, any instrument which would prevent Lender from exercising its rights under this Section 3, and that at the time of execution of this Instrument there has been no anticipation or prepayment of any Rents for more than two months prior to the due dates of such Rents.  Borrower shall not collect or accept payment of any Rents more than two months prior to the due dates of such Rents.

(d)

If an Event of Default has occurred and is continuing, Lender may, regardless of the adequacy of Lender's security or the solvency of Borrower and even in the absence of waste, enter upon and take and maintain full control of the Mortgaged Property in order to perform all acts that Lender in its discretion determines to be necessary or desirable for the operation and maintenance of the Mortgaged Property, including the execution, cancellation or modification of Leases, the collection of all Rents, the making of repairs to the Mortgaged Property and the execution or termination of contracts providing for the management, operation or maintenance of the Mortgaged

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Property, for the purposes of enforcing the assignment of Rents pursuant to Section 3(a), protecting the Mortgaged Property or the security of this Instrument, or for such other purposes as Lender in its discretion may deem necessary or desirable.  Alternatively, if an Event of Default has occurred and is continuing, regardless of the adequacy of Lender's security, without regard to Borrower’s solvency and without the necessity of giving prior notice (oral or written) to Borrower, Lender may apply to any court having jurisdiction for the appointment of a receiver for the Mortgaged Property to take any or all of the actions set forth in the preceding sentence.  If Lender elects to seek the appointment of a receiver for the Mortgaged Property at any time after an Event of Default has occurred and is continuing, Borrower, by its execution of this Instrument, expressly consents to the appointment of such receiver, including the appointment of a receiver ex parte if permitted by applicable law.  Lender or the receiver, as the case may be, shall be entitled to receive a reasonable fee for managing the Mortgaged Property.  Immediately upon appointment of a receiver or immediately upon the Lender's entering upon and taking possession and control of the Mortgaged Property, Borrower shall surrender possession of the Mortgaged Property to Lender or the receiver, as the case may be, and shall deliver to Lender or the receiver, as the case may be, all documents, records (including records on electronic or magnetic media), accounts, surveys, plans, and specifications relating to the Mortgaged Property and all security deposits and prepaid Rents.  In the event Lender takes possession and control of the Mortgaged Property, Lender may exclude Borrower and its representatives from the Mortgaged Property.  Borrower acknowledges and agrees that the exercise by Lender of any of the rights conferred under this Section 3 shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and Improvements.

(e)

If Lender enters the Mortgaged Property, Lender shall be liable to account only to Borrower and only for those Rents actually received.  Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Mortgaged Property, by reason of any act or omission of Lender under this Section 3, and Borrower hereby releases and discharges Lender from any such liability to the fullest extent permitted by law.

(f)

If the Rents are not sufficient to meet the costs of taking control of and managing the Mortgaged Property and collecting the Rents, any funds expended by Lender for such purposes shall become an additional part of the Indebtedness as provided in Section 12.

(g)

Any entering upon and taking of control of the Mortgaged Property by Lender or the receiver, as the case may be, and any application of Rents as provided in this Instrument shall not cure or waive any Event of Default or invalidate any other right or remedy of Lender under applicable law or provided for in this Instrument.

4.

ASSIGNMENT OF LEASES; LEASES AFFECTING THE MORTGAGED PROPERTY.

(a)

As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all of Borrower's right, title and interest in, to and under the Leases, including Borrower's right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease.   It is the intention of Borrower to establish a present, absolute and irrevocable transfer and assignment to Lender of all of Borrower's right, title and interest in, to and under the Leases.  Borrower and Lender intend this assignment of the Leases to be immediately effective and to constitute an absolute present assignment and not an assignment for

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additional security only.  For purposes of giving effect to this absolute assignment of the Leases, and for no other purpose, the Leases shall not be deemed to be a part of the "Mortgaged Property," as that term is defined in Section 1(s).  However, if this present, absolute and unconditional assignment of the Leases is not enforceable by its terms under the laws of the Property Jurisdiction, then the Leases shall be included as a part of the Mortgaged Property and it is the intention of the Borrower that in this circumstance this Instrument create and perfect a lien on the Leases in favor of Lender, which lien shall be effective as of the date of this Instrument.

(b)

Until Lender gives notice to Borrower of Lender's exercise of its rights under this Section 4, Borrower shall have all rights, power and authority granted to Borrower under any Lease (except as otherwise limited by this Section or any other provision of this Instrument), including the right, power and authority to modify the terms of any Lease or extend or terminate any Lease.  Upon the occurrence of an Event of Default, the permission given to Borrower pursuant to the preceding sentence to exercise all rights, power and authority under Leases shall automatically terminate.  Borrower shall comply with and observe Borrower's obligations under all Leases, including Borrower's obligations pertaining to the maintenance and disposition of tenant security deposits.

(c)

Borrower acknowledges and agrees that the exercise by Lender, either directly or by a receiver, of any of the rights conferred under this Section 4 shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and the Improvements.  The acceptance by Lender of the assignment of the Leases pursuant to Section 4(a) shall not at any time or in any event obligate Lender to take any action under this Instrument or to expend any money or to incur any expenses.  Lender shall not be liable in any way for any injury or damage to person or property sustained by any person or persons, firm or corporation in or about the Mortgaged Property.  Prior to Lender's actual entry into and taking possession of the Mortgaged Property, Lender shall not (i) be obligated to perform any of the terms, covenants and conditions contained in any Lease (or otherwise have any obligation with respect to any Lease); (ii) be obligated to appear in or defend any action or proceeding relating to the Lease or the Mortgaged Property; or (iii) be responsible for the operation, control, care, management or repair of the Mortgaged Property or any portion of the Mortgaged Property.  The execution of this Instrument by Borrower shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Mortgaged Property is and shall be that of Borrower, prior to such actual entry and taking of possession.

(d)

Upon delivery of notice by Lender to Borrower of Lender's exercise of Lender's rights under this Section 4 at any time after the occurrence of an Event of Default, and without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, by a receiver, or by any other manner or proceeding permitted by the laws of the Property Jurisdiction, Lender immediately shall have all rights, powers and authority granted to Borrower under any Lease, including the right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease.

(e)

Borrower shall, promptly upon Lender's request, deliver to Lender an executed copy of each residential Lease then in effect. All Leases for residential dwelling units shall be on forms approved by Lender, shall be for initial terms of at least six months and not more than two years, and shall not include options to purchase.  If customary in the applicable market, residential Leases with terms of less than six months may be permitted with Lender's prior written consent.

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(f)

Borrower shall not lease any portion of the Mortgaged Property for non-residential use except with the prior written consent of Lender and Lender's prior written approval of the Lease agreement.  Borrower shall not modify the terms of, or extend or terminate, any Lease for non-residential use (including any Lease in existence on the date of this Instrument) without the prior written consent of Lender.  Borrower shall, without request by Lender, deliver an executed copy of each non-residential Lease to Lender promptly after such Lease is signed.  All non-residential Leases, including renewals or extensions of existing Leases, shall specifically provide that (1) such Leases are subordinate to the lien of this Instrument (unless waived in writing by Lender); (2) the tenant shall attorn to Lender and any purchaser at a foreclosure sale, such attornment to be self-executing and effective upon acquisition of title to the Mortgaged Property by any purchaser at a foreclosure sale or by Lender in any manner; (3) the tenant agrees to execute such further evidences of attornment as Lender or any purchaser at a foreclosure sale may from time to time request; (4) the Lease shall not be terminated by foreclosure or any other transfer of the Mortgaged Property; (5) after a foreclosure sale of the Mortgaged Property, Lender or any other purchaser at such foreclosure sale may, at Lender's or such purchaser's option, accept or terminate such Lease; and (6) the tenant shall, upon receipt after the occurrence of an Event of Default of a written request from Lender, pay all Rents payable under the Lease to Lender.

(g)

Borrower shall not receive or accept Rent under any Lease (whether residential or non-residential) for more than two months in advance.

5.

PAYMENT OF INDEBTEDNESS; PERFORMANCE UNDER LOAN DOCUMENTS; PREPAYMENT PREMIUM.  Borrower shall pay the Indebtedness when due in accordance with the terms of the Note and the other Loan Documents and shall perform, observe and comply with all other provisions of the Note and the other Loan Documents.  Borrower shall pay a prepayment premium in connection with certain prepayments of the Indebtedness, including a payment made after Lender's exercise of any right of acceleration of the Indebtedness, as provided in the Note.

6.

EXCULPATION.  Borrower’s personal liability for payment of the Indebtedness and for performance of the other obligations to be performed by it under this Instrument is limited in the manner, and to the extent, provided in the Note.

7.

DEPOSITS FOR TAXES, INSURANCE AND OTHER CHARGES.

(a)

Borrower shall deposit with Lender on the day monthly installments of principal or interest, or both, are due under the Note (or on another day designated in writing by Lender), until the Indebtedness is paid in full, an additional amount sufficient to accumulate with Lender the entire sum required to pay, when due (1) any water and sewer charges which, if not paid, may result in a lien on all or any part of the Mortgaged Property, (2) the premiums for fire and other hazard insurance, rent loss insurance and such other insurance as Lender may require under Section 19, (3) Taxes, and (4) amounts for other charges and expenses which Lender at any time reasonably deems necessary to protect the Mortgaged Property, to prevent the imposition of liens on the Mortgaged Property, or otherwise to protect Lender's interests, all as reasonably estimated from time to time by Lender.  The amounts deposited under the preceding sentence are collectively referred to in this Instrument as the "Imposition Deposits".  The obligations of Borrower for which the Imposition Deposits are required are collectively referred to in this Instrument as "Impositions".  The amount of the Imposition Deposits shall be sufficient to enable Lender to pay each Imposition before the last

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date upon which such payment may be made without any penalty or interest charge being added.  Lender shall maintain records indicating how much of the monthly Imposition Deposits and how much of the aggregate Imposition Deposits held by Lender are held for the purpose of paying Taxes, insurance premiums and each other obligation of Borrower for which Imposition Deposits are required.  Any waiver by Lender of the requirement that Borrower remit Imposition Deposits to Lender may be revoked by Lender, in Lender's discretion, at any time upon notice to Borrower.

(b)

Imposition Deposits shall be held in an institution (which may be Lender, if Lender is such an institution) whose deposits or accounts are insured or guaranteed by a federal agency.  Lender shall not be obligated to open additional accounts or deposit Imposition Deposits in additional institutions when the amount of the Imposition Deposits exceeds the maximum amount of the federal deposit insurance or guaranty.  Lender shall apply the Imposition Deposits to pay Impositions so long as no Event of Default has occurred and is continuing.  Unless applicable law requires, Lender shall not be required to pay Borrower any interest, earnings or profits on the Imposition Deposits.  Borrower hereby pledges and grants to Lender a security interest in the Imposition Deposits as additional security for all of Borrower's obligations under this Instrument and the other Loan Documents.  Any amounts deposited with Lender under this Section 7 shall not be trust funds, nor shall they operate to reduce the Indebtedness, unless applied by Lender for that purpose under Section 7(e).

(c)

If Lender receives a bill or invoice for an Imposition, Lender shall pay the Imposition from the Imposition Deposits held by Lender.  Lender shall have no obligation to pay any Imposition to the extent it exceeds Imposition Deposits then held by Lender.  Lender may pay an Imposition according to any bill, statement or estimate from the appropriate public office or insurance company without inquiring into the accuracy of the bill, statement or estimate or into the validity of the Imposition.

(d)

If at any time the amount of the Imposition Deposits held by Lender for payment of a specific Imposition exceeds the amount reasonably deemed necessary by Lender, the excess shall be credited against future installments of Imposition Deposits.  If at any time the amount of the Imposition Deposits held by Lender for payment of a specific Imposition is less than the amount reasonably estimated by Lender to be necessary, Borrower shall pay to Lender the amount of the deficiency within 15 days after notice from Lender.

(e)

If an Event of Default has occurred and is continuing, Lender may apply any Imposition Deposits, in any amounts and in any order as Lender determines, in Lender's discretion, to pay any Impositions or as a credit against the Indebtedness. Upon payment in full of the Indebtedness, Lender shall refund to Borrower any Imposition Deposits held by Lender.

8.

COLLATERAL AGREEMENTS.  Borrower shall deposit with Lender such amounts as may be required by any Collateral Agreement and shall perform all other obligations of Borrower under each Collateral Agreement.

9.

APPLICATION OF PAYMENTS.  If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, then Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion.  Neither Lender's acceptance

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of an amount which is less than all amounts then due and payable nor Lender's application of such payment in the manner authorized shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.  Notwithstanding the application of any such amount to the Indebtedness, Borrower’s obligations under this Instrument and the Note shall remain unchanged.

10.

COMPLIANCE WITH LAWS.  Borrower shall comply with all laws, ordinances, regulations and requirements of any Governmental Authority and all recorded lawful covenants and agreements relating to or affecting the Mortgaged Property, including all laws, ordinances, regulations, requirements and covenants pertaining to health and safety, construction of improvements on the Mortgaged Property, fair housing, zoning and land use, and Leases.  Borrower also shall comply with all applicable laws that pertain to the maintenance and disposition of tenant security deposits.  Borrower shall at all times maintain records sufficient to demonstrate  compliance with the provisions of this Section 10.  Borrower shall take appropriate measures to prevent, and shall not engage in or knowingly permit, any illegal activities at the Mortgaged Property that could endanger tenants or visitors, result in damage to the Mortgaged Property, result in forfeiture of the Mortgaged Property, or otherwise materially impair the lien created by this Instrument or Lender's interest in the Mortgaged Property.  Borrower represents and warrants to Lender that no portion of the Mortgaged Property has been or will be purchased with the proceeds of any illegal activity.

11.

USE OF PROPERTY.  Unless required by applicable law, Borrower shall not (a) except for any change in use approved by Lender, allow changes in the use for which all or any part of the Mortgaged Property is being used at the time this Instrument was executed, (b) convert any individual dwelling units or common areas to commercial use, (c) initiate or acquiesce in a change in the zoning classification of the Mortgaged Property, or (d) establish any condominium or cooperative regime with respect to the Mortgaged Property.

12.

PROTECTION OF LENDER'S SECURITY.

(a)

If Borrower fails to perform any of its obligations under this Instrument or any other Loan Document, or if any action or proceeding is commenced which purports to affect the Mortgaged Property, Lender's security or Lender's rights under this Instrument, including eminent domain, insolvency, code enforcement, civil or criminal forfeiture, enforcement of Hazardous Materials Laws, fraudulent conveyance or reorganizations or proceedings involving a bankrupt or decedent, then Lender at Lender's option may make such appearances, disburse such sums and take such actions as Lender reasonably deems necessary to perform such obligations of Borrower and to protect Lender's interest, including (1) payment of fees and out-of-pocket expenses of attorneys, accountants, inspectors and consultants, (2) entry upon the Mortgaged Property to make repairs or secure the Mortgaged Property, (3) procurement of the insurance required by Section 19, and (4) payment of amounts which Borrower has failed to pay under Sections 15 and 17.

(b)

Any amounts disbursed by Lender under this Section 12, or under any other provision of this Instrument that treats such disbursement as being made under this Section 12, shall be added to, and become part of, the principal component of the Indebtedness, shall be immediately due and payable and shall bear interest from the date of disbursement until paid at the "Default Rate", as defined in the Note.

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(c)

Nothing in this Section 12 shall require Lender to incur any expense or take any action.

13.

INSPECTION.  Lender, its agents, representatives, and designees may make or cause to be made entries upon and inspections of the Mortgaged Property (including environmental inspections and tests) during normal business hours, or at any other reasonable time.

14.

BOOKS AND RECORDS; FINANCIAL REPORTING.

(a)

Borrower shall keep and maintain at all times at the Mortgaged Property or the management agent's offices, and upon Lender's request shall make available at the Mortgaged Property, complete and accurate books of account and records (including copies of supporting bills and invoices) adequate to reflect correctly the operation of the Mortgaged Property, and copies of all written contracts, Leases, and other instruments which affect the Mortgaged Property.  The books, records, contracts, Leases and other instruments shall be subject to examination and inspection at any reasonable time by Lender.

(b)

Borrower shall furnish to Lender all of the following:

(1)

within 120 days after the end of each fiscal year of Borrower, a statement of income and expenses for Borrower's operation of the Mortgaged Property for that fiscal year, a statement of changes in financial position of Borrower relating to the Mortgaged Property for that fiscal year and, when requested by Lender, a balance sheet showing all assets and liabilities of Borrower relating to the Mortgaged Property as of the end of that fiscal year;

(2)

within 120 days after the end of each fiscal year of Borrower, and at any other time upon Lender's request, a rent schedule for the Mortgaged Property showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable for the current month, the date through which rent has been paid, and any related information requested by Lender;

(3)

within 120 days after the end of each fiscal year of Borrower, and at any other time upon Lender's request, an accounting of all security deposits held pursuant to all Leases, including the name of the institution (if any) and the names and identification numbers of the accounts (if any) in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to access information regarding such accounts;

(4)

within 120 days after the end of each fiscal year of Borrower, and at any other time upon Lender's request, a statement that identifies all owners of any interest in Borrower and the interest held by each, if Borrower is a corporation, all officers and directors of Borrower, and if Borrower is a limited liability company, all managers who are not members;

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(5)

upon Lender's request, a monthly property management report for the Mortgaged Property, showing the number of inquiries made and rental applications received from tenants or prospective tenants and deposits received from tenants and any other information requested by Lender;

(6)

upon Lender's request, a balance sheet, a statement of income and expenses for Borrower and a statement of changes in financial position of Borrower for Borrower's most recent fiscal year; and

(7)

if required by Lender, a statement of income and expense for the Mortgaged Property for the prior month or quarter.

(c)

Each of the statements, schedules and reports required by Section 14(b) shall be certified to be complete and accurate by an individual having authority to bind Borrower, and shall be in such form and contain such detail as Lender may reasonably require.  Lender also may require that any statements, schedules or reports be audited at Borrower's expense by independent certified public accountants acceptable to Lender.

(d)

If Borrower fails to provide in a timely manner the statements, schedules and reports required by Section 14(b), Lender shall have the right to have Borrower's books and records audited, at Borrower’s expense, by independent certified public accountants selected by Lender in order to obtain such statements, schedules and reports, and all related costs and expenses of Lender shall become immediately due and payable and shall become an additional part of the Indebtedness as provided in Section 12.

(e)

If an Event of Default has occurred and is continuing, Borrower shall deliver to Lender upon written demand all books and records relating to the Mortgaged Property or its operation.

(f)

Borrower authorizes Lender to obtain a credit report on Borrower at any time.

(g)

If an Event of Default has occurred and Lender has not previously required Borrower to furnish a quarterly statement of income and expense for the Mortgaged Property, Lender may require Borrower to furnish such a statement within 45 days after the end of each fiscal quarter of Borrower following such Event of Default.

15.

TAXES; OPERATING EXPENSES.

(a)

Subject to the provisions of Section 15(c) and Section 15(d), Borrower shall pay, or cause to be paid, all Taxes when due and before the addition of any interest, fine, penalty  or cost for nonpayment.

(b)

Subject to the provisions of Section 15(c), Borrower shall pay the expenses of operating, managing, maintaining and repairing the Mortgaged Property (including insurance premiums, utilities, repairs and replacements) before the last date upon which each such payment may be made without any penalty or interest charge being added.

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(c)

As long as no Event of Default exists and Borrower has timely delivered to Lender any bills or premium notices that it has received, Borrower shall not be obligated to pay Taxes, insurance premiums or any other individual Imposition to the extent that sufficient Imposition Deposits are held by Lender for the purpose of paying that specific Imposition.  If an Event of Default exists, Lender may exercise any rights Lender may have with respect to Imposition Deposits without regard to whether Impositions are then due and payable.  Lender shall have no liability to Borrower for failing to pay any Impositions to the extent that any Event of Default has occurred and is continuing, insufficient Imposition Deposits are held by Lender at the time an Imposition becomes due and payable or Borrower has failed to provide Lender with bills and premium notices as provided above.

(d)

Borrower, at its own expense, may contest by appropriate legal proceedings, conducted diligently and in good faith, the amount or validity of any Imposition other than insurance premiums, if (1) Borrower notifies Lender of the commencement or expected commencement of such proceedings, (2) the Mortgaged Property is not in danger of being sold or forfeited, (3) Borrower deposits with Lender reserves sufficient to pay the contested Imposition, if requested by Lender, and (4) Borrower furnishes whatever additional security is required in the proceedings or is reasonably requested by Lender, which may include the delivery to Lender of the reserves established by Borrower to pay the contested Imposition.

(e)

Borrower shall promptly deliver to Lender a copy of all notices of, and invoices for, Impositions, and if Borrower pays any Imposition directly, Borrower shall promptly furnish to Lender receipts evidencing such payments.

16.

LIENS; ENCUMBRANCES.  Borrower acknowledges that, to the extent provided in Section 21, the grant, creation or existence of any mortgage, deed of trust, deed to secure debt, security interest or other lien or encumbrance (a "Lien") on the Mortgaged Property (other than the lien of this Instrument) or on certain ownership interests in Borrower, whether voluntary, involuntary or by operation of law, and whether or not such Lien has priority over the lien of this Instrument, is a "Transfer" which constitutes an Event of Default.

17.

PRESERVATION, MANAGEMENT AND MAINTENANCE OF MORTGAGED PROPERTY.

(a)

Borrower (1) shall not commit waste or permit impairment or deterioration of the Mortgaged Property, (2) shall not abandon the Mortgaged Property, (3) shall restore or repair promptly, in a good and workmanlike manner, any damaged part of the Mortgaged Property to the equivalent of its original condition, or such other condition as Lender may approve in writing, whether or not insurance proceeds or condemnation awards are available to cover any costs of such restoration or repair, (4) shall keep the Mortgaged Property in good repair, including the replacement of Personalty and Fixtures with items of equal or better function and quality, (5) shall provide for professional management of the Mortgaged Property by a residential rental property manager satisfactory to Lender under a contract approved by Lender in writing, and (6) shall give notice to Lender of and, unless otherwise directed in writing by Lender, shall appear in and defend any action or proceeding purporting to affect the Mortgaged Property, Lender's security or Lender's rights under this Instrument.  Borrower shall not (and shall not permit any tenant or other person to) remove, demolish or alter the Mortgaged Property or any part of the Mortgaged Property except in connection with the replacement of tangible Personalty.

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(b)

If, in connection with the making of the loan evidenced by the Note or at any later date, Lender waives in writing the requirement of Section 17(a)(5) above that Borrower enter into a written contract for management of the Mortgaged Property and if, after the date of this Instrument, Borrower intends to change the management of the Mortgaged Property, Lender shall have the right to approve such new property manager and the written contract for the management of the Mortgaged Property and require that Borrower and such new property manager enter into an Assignment of Management Agreement on a form approved by Lender.  If required by Lender (whether before or after an Event of Default), Borrower will cause any Affiliate of Borrower to whom fees are payable for the management of the Mortgaged Property to enter into an agreement with Lender, in a form approved by Lender, providing for subordination of those fees and such other provisions as Lender may require.  "Affiliate of Borrower" means any corporation, partnership, joint venture, limited liability company, limited liability partnership, trust or individual controlled by, under common control with, or which controls Borrower (the term "control" for these purposes shall mean the ability, whether by the ownership of shares or other equity interests, by contract or otherwise, to elect a majority of the directors of a corporation, to make management decisions on behalf of, or independently to select the managing partner of, a partnership, or otherwise to have the power independently to remove and then select a majority of those individuals exercising managerial authority over an entity, and control shall be conclusively presumed in the case of the ownership of 50% or more of the equity interests).

18.

ENVIRONMENTAL HAZARDS.

(a)

Except for matters covered by a written program of operations and maintenance approved in writing by Lender (an "O&M Program") or matters described in Section 18(b), Borrower shall not cause or permit any of the following:

(1)

the presence, use, generation, release, treatment, processing, storage (including storage in above ground and underground storage tanks), handling, or disposal of any Hazardous Materials on or under the Mortgaged Property or any other  property of Borrower that is adjacent to the Mortgaged Property;

(2)

the transportation of any Hazardous Materials to, from, or across the Mortgaged Property;

(3)

any occurrence or condition on the Mortgaged Property or any other property of Borrower that is adjacent to the Mortgaged Property, which occurrence or condition is or may be in violation of Hazardous Materials Laws; or

(4)

any violation of or noncompliance with the terms of any Environmental Permit with respect to the Mortgaged Property or any  property of Borrower that is adjacent to the Mortgaged Property.

The matters described in clauses (1) through (4) above are referred to collectively in this Section 18 as "Prohibited Activities or Conditions".

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(b)

Prohibited Activities and Conditions shall not include the safe and lawful use and storage of quantities of (1) pre-packaged supplies, cleaning materials and petroleum products customarily used in the operation and maintenance of comparable multifamily properties, (2) cleaning materials, personal grooming items and other items sold in pre-packaged containers for consumer use and used by tenants and occupants of residential dwelling units in the Mortgaged Property; and (3) petroleum products used in the operation and maintenance of motor vehicles from time to time located on the Mortgaged Property’s parking areas, so long as all of the foregoing are used, stored, handled, transported and disposed of in compliance with Hazardous Materials Laws.

(c)

Borrower shall take all commercially reasonable actions (including the inclusion of appropriate provisions in any Leases executed after the date of this Instrument) to prevent its employees, agents, and contractors, and all tenants and other occupants from causing or permitting any Prohibited Activities or Conditions.  Borrower shall not lease or allow the sublease or use of all or any portion of the Mortgaged Property to any tenant or subtenant for nonresidential use by any user that, in the ordinary course of its business, would cause or permit any Prohibited Activity or Condition.

(d)

If an O&M Program has been established with respect to Hazardous Materials, Borrower shall comply in a timely manner with, and cause all employees, agents, and contractors of Borrower and any other persons present on the Mortgaged Property to comply with the O&M Program.  All costs of performance of Borrower's obligations under any O&M Program shall be paid by Borrower, and Lender's out-of-pocket costs incurred in connection with the monitoring and review of the O&M Program and Borrower's performance shall be paid by Borrower upon demand by Lender.  Any such out-of-pocket costs of Lender which Borrower fails to pay promptly shall become an additional part of the Indebtedness as provided in Section 12.

(e)

Borrower represents and warrants to Lender that, except as previously disclosed by Borrower to Lender in writing:

(1)

Borrower has not at any time engaged in, caused or permitted any Prohibited Activities or Conditions;

(2)

to the best of Borrower's knowledge after reasonable and diligent inquiry, no Prohibited Activities or Conditions exist or have existed;

(3)

except to the extent previously disclosed by Borrower to Lender in writing, the Mortgaged Property does not now contain any underground storage tanks, and, to the best of Borrower’s knowledge after reasonable and diligent inquiry, the Mortgaged Property has not contained any underground storage tanks in the past.  If there is an underground storage tank located on the Property which has been previously disclosed by Borrower to Lender in writing, that tank complies with all requirements of Hazardous Materials Laws;

(4)

Borrower has complied with all Hazardous Materials Laws, including all requirements for notification regarding releases of Hazardous Materials.  Without limiting the generality of the foregoing, Borrower has obtained all

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Environmental Permits required for the operation of the Mortgaged Property in accordance with Hazardous Materials Laws now in effect and all such Environmental Permits are in full force and effect;

(5)

no event has occurred with respect to the Mortgaged Property that constitutes, or with the passing of time or the giving of notice would constitute, noncompliance with the terms of any Environmental Permit;

(6)

there are no actions, suits, claims or proceedings pending or, to the best of Borrower’s knowledge after reasonable and diligent inquiry, threatened  that involve the Mortgaged Property and allege, arise out of, or relate to any Prohibited Activity or Condition; and

(7)

Borrower has not received any complaint, order, notice of violation or other communication from any Governmental Authority with regard to air emissions, water discharges, noise emissions or Hazardous Materials, or any other environmental, health or safety matters affecting the Mortgaged Property or any other property of Borrower that is adjacent to the Mortgaged Property.

The representations and warranties in this Section 18 shall be continuing representations and warranties that shall be deemed to be made by Borrower throughout the term of the loan evidenced by the Note, until the Indebtedness has been paid in full.

(f)

Borrower shall promptly notify Lender in writing upon the occurrence of any of  the following events:

(1)

Borrower's discovery of any Prohibited Activity or Condition;

(2)

Borrower’s receipt of or knowledge of any complaint, order, notice of violation or other communication from any Governmental Authority or other person with regard to present or future alleged Prohibited Activities or Conditions or any other environmental, health or safety matters affecting the Mortgaged Property or any other property of Borrower that is adjacent to the Mortgaged Property; and

(3)

any representation or warranty in this Section 18 becomes untrue after the date of this Agreement.

Any such notice given by Borrower shall not relieve Borrower of, or result in a waiver of, any obligation under this Instrument, the Note, or any other Loan Document.

(g)

Borrower shall pay promptly the costs of any environmental inspections, tests or audits ("Environmental Inspections") required by Lender in connection with any foreclosure or deed in lieu of foreclosure, or as a condition of Lender’s consent to any Transfer under Section 21, or required by Lender following a reasonable determination by Lender that Prohibited Activities or Conditions may exist.  Any such costs incurred by Lender (including the fees and out-of-pocket

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costs of attorneys and technical consultants whether incurred in connection with any judicial or administrative process or otherwise) which Borrower fails to pay promptly shall become an additional part of the Indebtedness as provided in Section 12.  The results of all Environmental Inspections made by Lender shall at all times remain the property of Lender and Lender shall have no obligation to disclose or otherwise make available to Borrower or any other party such results or any other information obtained by Lender in connection with its Environmental Inspections.  Lender hereby reserves the right, and Borrower hereby expressly authorizes Lender, to make available to any party, including any prospective bidder at a foreclosure sale of the Mortgaged Property, the results of any Environmental Inspections made by Lender with respect to the Mortgaged Property.  Borrower consents to Lender notifying any party (either as part of a notice of sale or otherwise) of the results of any of Lender's Environmental Inspections.  Borrower acknowledges that Lender cannot control or otherwise assure the truthfulness or accuracy of the results of any of its Environmental Inspections and that the release of such results to prospective bidders at a foreclosure sale of the Mortgaged Property may have a material and adverse effect upon the amount which a party may bid at such sale.  Borrower agrees that Lender shall have no liability whatsoever as a result of delivering the results of any of its Environmental Inspections to any third party, and Borrower hereby releases and forever discharges Lender from any and all claims, damages, or causes of action, arising out of, connected with or incidental to the results of, the delivery of any of Lender's Environmental Inspections.

(h)

If any investigation, site monitoring, containment, clean-up, restoration or other remedial work ("Remedial Work") is necessary to comply with any Hazardous Materials Law or order of any Governmental Authority that has or acquires jurisdiction over the Mortgaged Property or the use, operation or improvement of the Mortgaged Property under any Hazardous Materials Law, Borrower shall, by the earlier of (1) the applicable deadline required by Hazardous Materials Law or (2) 30 days after notice from Lender demanding such action, begin performing the Remedial Work, and thereafter diligently prosecute it to completion, and shall in any event complete the work by the time required by applicable Hazardous Materials Law.  If Borrower fails to begin on a timely basis or diligently prosecute any required Remedial Work, Lender may, at its option, cause the Remedial Work to be completed, in which case Borrower shall reimburse Lender on demand for the cost of doing so.  Any reimbursement due from Borrower to Lender shall become part of the Indebtedness as provided in Section 12.

(i)

Borrower shall cooperate with any inquiry by any Governmental Authority and shall comply with any governmental or judicial order which arises from any alleged Prohibited Activity or Condition.

(j)

Borrower shall indemnify, hold harmless and defend (i) Lender, (ii) any prior owner or holder of the Note, (iii) the Loan Servicer, (iv) any prior Loan Servicer, (v) the officers, directors, shareholders, partners, employees and trustees of any of the foregoing, and (vi) the heirs, legal representatives, successors and assigns of each of the foregoing (collectively, the "Indemnitees") from and against all proceedings, claims, damages, penalties and costs (whether initiated or sought by Governmental Authorities or private parties), including fees and out-of-pocket expenses of attorneys and expert witnesses, investigatory fees, and remediation costs, whether incurred in connection with any judicial or administrative process or otherwise, arising directly or indirectly from any of the following:

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(1)

any breach of any representation or warranty of Borrower in this Section 18;

(2)

any failure by Borrower to perform any of its obligations under this Section 18;

(3)

the existence or alleged existence of any Prohibited Activity or Condition;

(4)

the presence or alleged presence of Hazardous Materials on or under the Mortgaged Property or any property of Borrower that is adjacent to the Mortgaged Property; and

(5)

the actual or alleged violation of any Hazardous Materials Law.

(k)

Counsel selected by Borrower to defend Indemnitees shall be subject to the  approval of those Indemnitees.  However, any Indemnitee may elect to defend any claim or legal or administrative proceeding at the Borrower's expense.

(l)

Borrower shall not, without the prior written consent of those Indemnitees who are named as parties to a claim or legal or administrative proceeding (a "Claim"), settle or compromise the Claim if the settlement (1) results in the entry of any judgment that does not include as an unconditional term the delivery by the claimant or plaintiff to Lender of a written release of those Indemnitees, satisfactory in form and substance to Lender; or (2) may materially and adversely affect Lender, as determined by Lender in its discretion.

(m)

Lender agrees that the indemnity under this Section 18 shall be limited to the assets of Borrower and Lender shall not seek to recover any deficiency from any natural persons who are general partners of Borrower.

(n)

Borrower shall, at its own cost and expense, do all of the following:

(1)

pay or satisfy any judgment or decree that may be entered against any Indemnitee or Indemnitees in any legal or administrative proceeding incident to any matters against which Indemnitees are entitled to be indemnified under this Section 18;

(2)

reimburse Indemnitees for any expenses paid or incurred in connection with any matters against which Indemnitees are entitled to be indemnified under this Section 18; and

(3)

reimburse Indemnitees for any and all expenses, including fees and out-of-pocket expenses of attorneys and expert witnesses, paid or incurred in connection with the enforcement by Indemnitees of their rights under this Section 18, or in monitoring and participating in any legal or administrative proceeding.

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(o)

In any circumstances in which the indemnity under this Section 18 applies, Lender may employ its own legal counsel and consultants to prosecute, defend or negotiate any claim or legal or administrative proceeding and Lender, with the prior written consent of Borrower (which shall not be unreasonably withheld, delayed or conditioned), may settle or compromise any action or legal or administrative proceeding.  Borrower shall reimburse Lender upon demand for all costs and expenses incurred by Lender, including all costs of settlements entered into in good faith, and the fees and out-of-pocket expenses of such attorneys and consultants.

(p)

The provisions of this Section 18 shall be in addition to any and all other obligations and liabilities that Borrower may have  under applicable law or under other Loan Documents, and each Indemnitee shall be entitled to indemnification under this Section 18 without regard to whether Lender or that Indemnitee has exercised any rights against the Mortgaged Property or any other security, pursued any rights against any guarantor, or pursued any other rights available under the Loan Documents or applicable law. If Borrower consists of more than one person or entity, the obligation of those persons or entities to indemnify the Indemnitees under this Section 18 shall be joint and several. The obligation of Borrower to indemnify the Indemnitees under this Section 18 shall survive any repayment or discharge of the Indebtedness, any foreclosure proceeding, any foreclosure sale, any delivery of any deed in lieu of foreclosure, and any release of record of the lien of this Instrument.

19.

PROPERTY AND LIABILITY INSURANCE.

(a)

Borrower shall keep the Improvements insured at all times against such hazards as Lender may from time to time require, which insurance shall include but not be limited to coverage against loss by fire and allied perils, general boiler and machinery coverage, and business income coverage.  Lender's insurance requirements may change from time to time throughout the term of the Indebtedness.  If Lender so requires, such insurance shall also include sinkhole insurance, mine subsidence insurance, earthquake insurance, and, if the Mortgaged Property does not conform to applicable zoning or land use laws, building ordinance or law coverage.  If any of the Improvements is located in an area identified by the Federal Emergency Management Agency (or any successor to that agency) as an area having special flood hazards, and if flood insurance is available in that area, Borrower shall insure such Improvements against loss by flood.

(b)

All premiums on insurance policies required under Section 19(a) shall be paid in the manner provided in Section 7, unless Lender has designated in writing another method of payment.  All such policies shall also be in a form approved by Lender.  All policies of property damage insurance shall include a non-contributing, non-reporting mortgage clause in favor of, and in a form approved by, Lender.  Lender shall have the right to hold the original policies or duplicate original policies of all insurance required by Section 19(a).  Borrower shall promptly deliver to Lender a copy of all renewal and other notices received by Borrower with respect to the policies and all receipts for paid premiums.  At least 30 days prior to the expiration date of a policy, Borrower shall deliver to Lender the original  (or a duplicate original) of a renewal policy in form satisfactory to Lender.

(c)

Borrower shall maintain at all times commercial general liability insurance, workers' compensation insurance and such other liability, errors and omissions and fidelity insurance coverages as Lender may from time to time require.

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(d)

All insurance policies and renewals of insurance policies required by this Section 19 shall be in such amounts and for such periods as Lender may from time to time require, and shall be issued by insurance companies satisfactory to Lender.

(e)

Borrower shall comply with all insurance requirements and shall not permit any condition to exist on the Mortgaged Property that would invalidate any part of any insurance coverage that this Instrument requires Borrower to maintain.

(f)

In the event of loss, Borrower shall give immediate written notice to the insurance carrier and to Lender.  Borrower hereby authorizes and appoints Lender as attorney-in-fact for Borrower to make proof of loss, to adjust and compromise any claims under policies of property damage insurance, to appear in and prosecute any action arising from such property damage insurance policies, to collect and receive the proceeds of property damage insurance, and to deduct from such proceeds Lender's expenses incurred in the collection of such proceeds.  This power of attorney is coupled with an interest and therefore is irrevocable.  However, nothing contained in this Section 19 shall require Lender to incur any expense or take any action.  Lender may, at Lender's option, (1) hold the balance of such proceeds to be used to reimburse Borrower for the cost of restoring and repairing the Mortgaged Property to the equivalent of its original condition or to a condition approved by Lender (the "Restoration"), or (2) apply the balance of such proceeds to the payment of the Indebtedness, whether or not then due. To the extent Lender determines to apply insurance proceeds to Restoration, Lender shall do so in accordance with Lender's then-current policies relating to the restoration of casualty damage on similar multifamily properties.

(g)

Lender shall not exercise its option to apply insurance proceeds to the payment of the Indebtedness if all of the following conditions are met:  (1) no Event of Default (or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default) has occurred and is continuing; (2) Lender determines, in its discretion, that there will be sufficient funds to complete the Restoration; (3) Lender determines, in its discretion, that the rental income from the Mortgaged Property after completion of the Restoration will be sufficient to meet all operating costs and other expenses, Imposition Deposits, deposits to reserves and loan repayment obligations relating to the Mortgaged Property; (4) Lender determines, in its discretion, that the Restoration will be completed before the earlier of (A) one year before the maturity date of the Note or (B) one year after the date of the loss or casualty; and (5) upon Lender's request, Borrower provides Lender evidence of the availability during and after the Restoration of the insurance required to be maintained by Borrower pursuant to this Section 19.

(h)

If the Mortgaged Property is sold at a foreclosure sale or Lender acquires title to the Mortgaged Property, Lender shall automatically succeed to all rights of Borrower in and to any insurance policies and unearned insurance premiums and in and to the proceeds resulting from any damage to the Mortgaged Property prior to such sale or acquisition.

20.

CONDEMNATION.

(a)

Borrower shall promptly notify Lender of any action or proceeding relating to any condemnation or other taking, or conveyance in lieu thereof, of all or any part of the Mortgaged Property, whether direct or indirect (a "Condemnation").  Borrower shall appear in and prosecute or defend any action or proceeding relating to any Condemnation unless otherwise directed by

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Lender in writing.  Borrower authorizes and appoints Lender as attorney-in-fact for Borrower to commence, appear in and prosecute, in Lender's or Borrower's name, any action or proceeding relating to any Condemnation and to settle or compromise any claim in connection with any Condemnation.  This power of attorney is coupled with an interest and therefore is irrevocable.  However, nothing contained in this Section 20 shall require Lender to incur any expense or take any action.  Borrower hereby transfers and assigns to Lender all right, title and interest of Borrower in and to any award or payment with respect to (i) any Condemnation, or any conveyance in lieu of Condemnation, and (ii) any damage to the Mortgaged Property caused by governmental action that does not result in a Condemnation.

(b)

Lender may apply such awards or proceeds, after the deduction of Lender's expenses incurred in the collection of such amounts, at Lender's option, to the restoration or repair of the Mortgaged Property or to the payment of the Indebtedness, with the balance, if any, to Borrower.  Unless Lender otherwise agrees in writing, any application of any awards or proceeds to the Indebtedness shall not extend or postpone the due date of any monthly installments referred to in the Note, Section 7 of this Instrument or any Collateral Agreement, or change the amount of such installments.  Borrower agrees to execute such further evidence of assignment of any awards or proceeds as Lender may require.

21.

TRANSFERS OF THE MORTGAGED PROPERTY OR INTERESTS IN BORROWER

(a)

The occurrence of any of the following events shall constitute an Event of Default under this Instrument:

(1)

a Transfer of all or any part of the Mortgaged Property or any interest in the Mortgaged Property;

(2)

a Transfer of a Controlling Interest in Borrower;

(3)

a Transfer of a Controlling Interest in any entity which owns, directly or indirectly through one or more intermediate entities, a Controlling Interest in Borrower;

(4)

a Transfer of all or any part of Key Principal's ownership interests (other than limited partnership interests) in Borrower, or in any other entity which owns, directly or indirectly through one or more intermediate entities, an ownership interest in Borrower;

(5)

if Key Principal is an entity, (A) a Transfer of a Controlling Interest in Key Principal, or (B) a Transfer of a Controlling Interest in any entity which owns, directly or indirectly through one or more intermediate entities, a Controlling Interest in Key Principal;

(6)

if Borrower or Key Principal is a trust, the termination or revocation of such trust; and

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(7)

a conversion of Borrower from one type of legal entity into another type of legal entity, whether or not there is a Transfer.

Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default in order to exercise any of its remedies with respect to an Event of Default under this Section 21.

(b)

The occurrence of any of the following events shall not constitute an Event of Default under this Instrument, notwithstanding any provision of Section 21(a) to the contrary:

(1)

a Transfer to which Lender has consented;

(2)

a Transfer that occurs by devise, descent, or by operation of law upon the death of a natural person;

(3)

the grant of a leasehold interest in an individual dwelling unit for a term of two years or less not containing an option to purchase;

(4)

a Transfer of obsolete or worn out Personalty or Fixtures that are contemporaneously replaced by items of equal or better function and quality, which are free of liens, encumbrances and security interests other than those created by the Loan Documents or consented to by Lender;

(5)

the grant of an easement, if before the grant Lender determines that the easement will not materially affect the operation or value of the Mortgaged Property or Lender's interest in the Mortgaged Property, and Borrower pays to Lender, upon demand, all costs and expenses incurred by Lender in connection with reviewing Borrower's request; and

(6)

the creation of a tax lien or a mechanic's, materialman's or judgment lien against the Mortgaged Property which is bonded off, released of record or otherwise remedied to Lender's satisfaction within 30 days of the date of creation.

(c)

Lender shall consent, without any adjustment to the rate at which the Indebtedness secured by this Instrument bears interest or to any other economic terms of the Indebtedness, to a Transfer that would otherwise violate this Section 21 if, prior to the Transfer, Borrower has satisfied each of the following requirements:

(1)

the submission to Lender of all information required by Lender to make the determination required by this Section 21(c);

(2)

the absence of any Event of Default;

(3)

the transferee meets all of the eligibility, credit, management and other standards (including any standards with respect to previous relationships between Lender and the transferee and the organization of the transferee)

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customarily applied by Lender at the time of the proposed Transfer to the approval of borrowers in connection with the origination or purchase of similar mortgages, deeds of trust or deeds to secure debt on multifamily properties;

(4)

the Mortgaged Property, at the time of the proposed Transfer, meets all standards as to its physical condition that are customarily applied by Lender at the time of the proposed Transfer to the approval of properties in connection with the origination or purchase of similar mortgages on multifamily properties;

(5)

in the case of a Transfer of all or any part of the Mortgaged Property, or direct or indirect ownership interests in Borrower or Key Principal (if an entity), if transferor or any other person has obligations under any Loan Document, the execution by the transferee or one or more individuals or entities acceptable to Lender of an assumption agreement (including, if applicable, an Acknowledgement and Agreement of Key Principal to Personal Liability for Exceptions to Non-Recourse Liability) that is acceptable to Lender and that, among other things, requires the transferee to perform all obligations of transferor or such person set forth in such Loan Document, and may require that the transferee comply with any provisions of this Instrument or any other Loan Document which previously may have been waived by Lender;

(6)

if a guaranty has been executed and delivered in connection with the Note, this Instrument or any of the other Loan Documents, the Borrower causes one or more individuals or entities acceptable to Lender to execute and deliver to Lender a guaranty in a form acceptable to Lender; and

(7)

Lender's receipt of all of the following:

(A)

a non-refundable review fee in the amount of $3,000 and a transfer fee equal to 1 percent of the outstanding Indebtedness immediately prior to the Transfer.

(B)

In addition, Borrower shall be required to reimburse Lender for all of Lender's out-of-pocket costs (including reasonable attorneys' fees) incurred in reviewing the Transfer request, to the extent such expenses exceed $3,000.

(d)

For purposes of this Section, the following terms shall have the meanings set forth below:

(1)

"Initial Owners" means, with respect to Borrower or any other entity, the persons or entities who on the date of the Note own in the aggregate 100% of the ownership interests in Borrower or that entity.

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(2)

A Transfer of a "Controlling Interest" shall mean, with respect to any entity, the following:

(i)

if such entity is a general partnership or a joint venture, a Transfer of any general partnership interest or joint venture interest which would cause the Initial Owners to own less than 51% of all general partnership or joint venture interests in such entity;

(ii)

if such entity is a limited partnership, a Transfer of any general partnership interest;

(iii)

if such entity is a limited liability company or a limited liability partnership, a Transfer of any membership or other ownership interest which would cause the Initial Owners to own less than 51% of all membership or other ownership interests in such entity;

(iv)

if such entity is a corporation (other than a Publicly-Held Corporation) with only one class of voting stock, a Transfer of any voting stock which would cause the Initial Owners to own less than 51% of voting stock in such corporation;

(v)

if such entity is a corporation (other than a Publicly-Held Corporation) with more than one class of voting stock, a Transfer of any voting stock which would cause the Initial Owners to own less than a sufficient number of shares of voting stock having the power to elect the majority of directors of such corporation; and

(vi)

if such entity is a trust, the removal, appointment or substitution of a trustee of such trust other than (A) in the case of a land trust, or (B) if the trustee of such trust after such removal, appointment or substitution is a trustee identified in the trust agreement approved by Lender.

(3)

"Publicly-Held Corporation" shall mean a corporation the outstanding voting stock of which is registered under Section 12(b) or 12(g) of the Securities and Exchange Act of 1934, as amended.

22.

EVENTS OF DEFAULT.  The occurrence of any one or more of the following shall constitute an Event of Default under this Instrument:

(a)

any failure by Borrower to pay or deposit when due any amount required by the Note, this Instrument or any other Loan Document;

(b)

any failure by Borrower to maintain the insurance coverage required by Section 19;

(c)

any failure by Borrower to comply with the provisions of Section 33;

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(d)

fraud or material misrepresentation or material omission by Borrower, or any of its officers, directors, trustees, general partners or managers, Key Principal, Key Individual or any guarantor in connection with (A) the application for or creation of the Indebtedness, (B) any financial statement, rent roll, or other report or information provided to Lender during the term of the Indebtedness, or (C) any request for Lender's consent to any proposed action, including a request for disbursement of funds under any Collateral Agreement;

(e)

any Event of Default under Section 21;

(f)

the commencement of a forfeiture action or proceeding, whether civil or criminal, which, in Lender's reasonable judgment, could result in a forfeiture of the Mortgaged Property or otherwise materially impair the lien created by this Instrument or Lender's interest in the Mortgaged Property;

(g)

any failure by Borrower to perform any of its obligations under this Instrument (other than those specified in Sections 22(a) through (f)), as and when required, which continues for a period of 30 days after notice of such failure by Lender to Borrower, but no such notice or grace period shall apply in the case of any such failure which could, in Lender's judgment, absent immediate exercise by Lender of a right or remedy under this Instrument, result in harm to Lender, impairment of the Note or this Instrument or any other security given under any other Loan Document;

(h)

any failure by Borrower to perform any of its obligations as and when required under any Loan Document other than this Instrument which continues beyond the applicable cure period, if any, specified in that Loan Document; and

(i)

any exercise by the holder of any other debt instrument secured by a mortgage, deed of trust or deed to secure debt on the Mortgaged Property of a right to declare all amounts due under that debt instrument immediately due and payable.

23.

REMEDIES CUMULATIVE.  Each right and remedy provided in this Instrument is distinct from all other rights or remedies under this Instrument or any other Loan Document or afforded by applicable law, and each shall be cumulative and may be exercised concurrently, independently, or successively, in any order.

24.

FORBEARANCE.

(a)

Lender may (but shall not be obligated to) agree with Borrower, from time to time, and without giving notice to, or obtaining the consent of, or having any effect upon the obligations of, any guarantor or other third party obligor, to take any of the following actions:  extend the time for payment of all or any part of the Indebtedness; reduce the payments due under this Instrument, the Note, or any other Loan Document; release anyone liable for the payment of any amounts under this Instrument, the Note, or any other Loan Document; accept a renewal of the Note; modify the terms and time of payment of the Indebtedness; join in any extension or subordination agreement; release any Mortgaged Property; take or release other or additional security; modify the rate of interest or period of amortization of the Note or change the amount of the monthly installments

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payable under the Note; and otherwise modify this Instrument, the Note, or any other Loan Document.

(b)

Any forbearance by Lender in exercising any right or remedy under the Note, this Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any other right or remedy.  The acceptance by Lender of payment of all or any part of the Indebtedness after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments on account of the Indebtedness or to exercise any remedies for any failure to make prompt payment. Enforcement by Lender of any security for the Indebtedness shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right available to Lender.  Lender's receipt of any awards or proceeds under Sections 19 and 20 shall not operate to cure or waive any Event of Default.

25.

LOAN CHARGES.  If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower is interpreted so that any charge provided for in any Loan Document, whether considered separately or together with other charges levied in connection with any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that charge is hereby reduced to the extent necessary to eliminate that violation.  The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the principal of the Indebtedness.  For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness which constitutes interest, as well as all other charges levied in connection with the Indebtedness which constitute interest, shall be deemed to be allocated and spread over the stated term of the Note.  Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note.

26.

WAIVER OF STATUTE OF LIMITATIONS.  Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Instrument or to any action brought to enforce any Loan Document.

27.

WAIVER OF MARSHALLING.  Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided in this Instrument, the Note, any other Loan Document or applicable law.  Lender shall have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of such remedies.  Borrower and any party who now or in the future acquires a security interest in the Mortgaged Property and who has actual or constructive notice of this Instrument waives any and all right to require the marshalling of assets or to require that any of the Mortgaged Property be sold in the inverse order of alienation or that any of the Mortgaged Property be sold in parcels or as an entirety in connection with the exercise of any of the remedies permitted by applicable law or provided in this Instrument.

28.

FURTHER ASSURANCES.  Borrower shall execute, acknowledge, and deliver, at its sole cost and expense, all further acts, deeds, conveyances, assignments, estoppel certificates, financing statements, transfers and assurances as Lender may require from time to time in order to

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better assure, grant, and convey to Lender the rights intended to be granted, now or in the future, to Lender under this Instrument and the Loan Documents.

29.

ESTOPPEL CERTIFICATE.  Within 10 days after a request from Lender, Borrower shall deliver to Lender a written statement, signed and acknowledged by Borrower, certifying to Lender or any person designated by Lender, as of the date of such statement, (i) that the Loan Documents are unmodified and in full force and effect  (or, if there have been modifications, that the Loan Documents are in full force and effect as modified and setting forth such modifications); (ii) the unpaid principal balance of the Note; (iii) the date to which interest under the Note has been paid; (iv) that Borrower is not in default in paying the Indebtedness or in performing or observing any of the covenants or agreements contained in this Instrument or any of the other Loan Documents (or, if the Borrower is in default, describing such default in reasonable detail); (v) whether or not there are then existing any setoffs or defenses known to Borrower against the enforcement of any right or remedy of Lender under the Loan Documents; and (vi) any additional facts requested by Lender.

30.

GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE.

(a)

This Instrument, and any Loan Document which does not itself expressly identify the law that is to apply to it, shall be governed by the laws of the jurisdiction in which the Land is located (the "Property Jurisdiction").

(b)

Borrower agrees that any controversy arising under or in relation to the Note, this Instrument, or any other Loan Document shall be litigated exclusively in the Property Jurisdiction.  The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to the Note, any security for the Indebtedness, or any other Loan Document.  Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

31.

NOTICE.

(a)

All notices, demands and other communications ("notice") under or concerning this Instrument shall be in writing.  Each notice shall be addressed to the intended recipient at its address set forth in this Instrument, and shall be deemed given on the earliest to occur of (1) the date when the notice is received by the addressee; (2) the first Business Day after the notice is delivered to a recognized overnight courier service, with arrangements made for payment of charges for next Business Day delivery; or (3) the third Business Day after the notice is deposited in the United States mail with postage prepaid, certified mail, return receipt requested.  As used in this Section 31, the term "Business Day" means any day other than a Saturday, a Sunday or any other day on which Lender is not open for business.

(b)

Any party to this Instrument may change the address to which notices intended for it are to be directed by means of notice given to the other party in accordance with this Section 31.  Each party agrees that it will not refuse or reject delivery of any notice given in accordance with this Section 31, that it will acknowledge, in writing, the receipt of any notice upon request by the other party and that any notice rejected or refused by it shall be deemed for purposes of this Section 31 to

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have been received by the rejecting party on the date so refused or rejected, as conclusively established by the records of the U.S. Postal Service or the courier service.

(c)

Any notice under the Note and any other Loan Document which does not specify how notices are to be given shall be given in accordance with this Section 31.

32.

SALE OF NOTE; CHANGE IN SERVICER.  The Note or a partial interest in the Note (together with this Instrument and the other Loan Documents) may be sold one or more times without prior notice to Borrower.  A sale may result in a change of the Loan Servicer.  There also may be one or more changes of the Loan Servicer unrelated to a sale of the Note.  If there is a change of the Loan Servicer, Borrower will be given notice of the change.

33.

SINGLE ASSET BORROWER.  Until the Indebtedness is paid in full, Borrower (a) shall not acquire any real or personal property other than the Mortgaged Property and personal property related to the operation and maintenance of the Mortgaged Property;  (b) shall not operate any business other than the management and operation of the Mortgaged Property; and (c) shall not maintain its assets in a way difficult to segregate and identify.

34.

SUCCESSORS AND ASSIGNS BOUND.  This Instrument shall bind, and the rights granted by this Instrument shall inure to, the respective successors and assigns of Lender and Borrower.  However, a Transfer not permitted by Section 21 shall be an Event of Default.

35.

JOINT AND SEVERAL LIABILITY.  If more than one person or entity signs this Instrument as Borrower, the obligations of such persons and entities shall be joint and several.

36.

RELATIONSHIP OF PARTIES; NO THIRD PARTY BENEFICIARY.

(a)

The relationship between Lender and Borrower shall be solely that of creditor and debtor, respectively, and nothing contained in this Instrument shall create any other relationship between Lender and Borrower.

(b)

No creditor of any party to this Instrument and no other person shall be a third party beneficiary of this Instrument or any other Loan Document.  Without limiting the generality of the preceding sentence, (1) any arrangement (a "Servicing Arrangement") between the Lender and any Loan Servicer for loss sharing or interim advancement of funds shall constitute a contractual obligation of such Loan Servicer that is independent of the obligation of Borrower for the payment of the Indebtedness, (2) Borrower shall not be a third party beneficiary of any Servicing Arrangement, and (3) no payment by the Loan Servicer under any Servicing Arrangement will reduce the amount of the Indebtedness.

37.

SEVERABILITY; AMENDMENTS.  The invalidity or unenforceability of any provision of this Instrument shall not affect the validity or enforceability of any other provision, and all other provisions shall remain in full force and effect.  This Instrument contains the entire agreement among the parties as to the rights granted and the obligations assumed in this Instrument.  This Instrument may not be amended or modified except by a writing signed by the party against whom enforcement is sought.

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38.

CONSTRUCTION.  The captions and headings of the sections of this Instrument are for convenience only and shall be disregarded in construing this Instrument.  Any reference in this Instrument to an "Exhibit" or a "Section" shall, unless otherwise explicitly provided, be construed as referring, respectively, to an Exhibit attached to this Instrument or to a Section of this Instrument.  All Exhibits attached to or referred to in this Instrument are incorporated by reference into this Instrument.  Any reference in this Instrument to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time.  Use of the singular in this Agreement includes the plural and use of the plural includes the singular.  As used in this Instrument, the term "including" means "including, but not limited to."

39.

LOAN SERVICING.  All actions regarding the servicing of the loan evidenced by the Note, including the collection of payments, the giving and receipt of notice, inspections of the Property, inspections of books and records, and the granting of consents and approvals, may be taken by the Loan Servicer unless Borrower receives notice to the contrary.  If Borrower receives conflicting notices regarding the identity of the Loan Servicer or any other subject, any such notice from Lender shall govern.

40.

DISCLOSURE OF INFORMATION.  Lender may furnish information regarding Borrower or the Mortgaged Property to third parties with an existing or prospective interest in the servicing, enforcement, evaluation, performance, purchase or securitization of the Indebtedness, including trustees, master servicers, special servicers, rating agencies, and organizations maintaining databases on the underwriting and performance of multifamily mortgage loans.  Borrower irrevocably waives any and all rights it may have under applicable law to prohibit such disclosure, including any right of privacy.

41.

NO CHANGE IN FACTS OR CIRCUMSTANCES.  All information in the application for the loan submitted to Lender (the "Loan Application") and in all financial statements, rent rolls, reports, certificates and other documents submitted in connection with the Loan Application are complete and accurate in all material respects.  There has been no material adverse change in any fact or circumstance that would make any such information incomplete or inaccurate.

42.

SUBROGATION.  If, and to the extent that, the proceeds of the loan evidenced by the Note are used to pay, satisfy or discharge any obligation of Borrower for the payment of money that is secured by a pre-existing mortgage, deed of trust or other lien encumbering the Mortgaged Property (a "Prior Lien"), such loan proceeds shall be deemed to have been advanced by Lender at Borrower's request, and Lender shall automatically, and without further action on its part, be subrogated to the rights, including lien priority, of the owner or holder of the obligation secured by the Prior Lien, whether or not the Prior Lien is released.

43.

ACCELERATION; REMEDIES.  At any time during the existence of an Event of Default, Lender, at Lender's option, may declare the Indebtedness to be immediately due and payable without further demand, and may foreclose this Instrument by judicial proceeding and may invoke any one or more other remedies permitted by applicable law or provided in this Instrument or in any other Loan Document.  Lender shall be entitled to collect all costs and expenses incurred in pursuing such remedies, including attorneys' fees, costs of documentary evidence, abstracts and title reports.  Lender specifically reserves the right to pursue statutory foreclosure of Borrower's rights under this Instrument pursuant to Ark. Code Ann. § 18-50-101, et seq., or, alternatively, to

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pursue judicial foreclosure of all of Borrower's rights under this Instrument.  No remedy shall be deemed exclusive, and pursuit of one remedy shall not be deemed an irrevocable election.  In particular, Lender may pursue statutory foreclosure and abandon that remedy before completion and proceed to foreclosure judicially.

44.

RELEASE.  Upon payment of the Indebtedness, Lender shall release this Instrument.  Borrower shall pay Lender's reasonable costs incurred in releasing this Instrument.

45.

WAIVER OF HOMESTEAD, DOWER, REDEMPTION, AND APPRAISEMENT.  Borrower waives all right of homestead exemption in and statutory redemption of the Mortgaged Property and all right of appraisement of the Mortgaged Property and relinquishes all rights of dower and curtesy in the Mortgaged Property.  Borrower specifically waives all redemption powers, and rights which otherwise might be available to Borrower pursuant to Ark. Code Ann. § 18-49-106, or that Act of the Arkansas General Assembly passed on May 8, 1899, and all rights of appraisal which otherwise might be available to Borrower pursuant to Ark. Code Ann. § 18-49-107.

46.

WAIVER OF TRIAL BY JURY.  BORROWER AND LENDER EACH (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS INSTRUMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE.  THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

ATTACHED EXHIBITS.  The following Exhibits are attached to this Instrument:

X	Exhibit A	Description of the Land (required)

X	Exhibit B	Modifications to Instrument

IN WITNESS WHEREOF, Borrower has signed and delivered this Instrument or has caused this Instrument to be signed and delivered by its duly authorized representative.

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VMS NATIONAL PROPERTIES, an Illinois joint venture general partnership

By:  VMS National Residential Portfolio I, an Illinois limited partnership, its joint venture partner

By:  Maeril, Inc., a Delaware corporation, its general partner

By: /s/Patti K. Fielding

Patti K. Fielding

Executive Vice President and Treasurer

By:  VMS National Residential Portfolio II, an Illinois limited partnership, its joint venture partner

By:  Maeril, Inc., a Delaware corporation, its general partner

By: /s/Patti K. Fielding

Patti K. Fielding

Executive Vice President and Treasurer

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EXHIBIT A

[DESCRIPTION OF THE LAND]

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EXHIBIT B

Modifications to Security Instrument

The following modifications are made to the text of the Instrument that precedes this Exhibit:

1.

Paragraph 7 is amended to add the following subparagraph:

(f)

Notwithstanding the provisions of Subparagraph 7(a), Lender will not require Borrower to deposit with Lender amounts sufficient to accumulate with Lender the entire sum required to pay Taxes, provided that Borrower delivers to Lender a letter of credit and opinion of the letter of credit issuer’s counsel, both in form and content satisfactory to Lender in its sole discretion, in an amount equal to one (1) year’s Taxes.  In the event that Borrower does not timely pay Taxes or fails to provide Lender with proof of such payment, Lender shall have the right to (i) cash the letter of credit and apply the proceeds of the same to the payment of Taxes, (ii) deposit any proceeds in excess of the amount of Taxes then due and payable into Lender’s account for Imposition Deposits and (iii) require Borrower to deposit with Lender Imposition Deposits as provided in Subparagraph 7(a).

2.

Paragraph 18(a) is amended to add the following sections:

(5)

the presence of any form of toxic mold or fungus in the Mortgaged Property of a type which may pose a significant risk to human health or the environment or would negatively impact the value of the Mortgaged Property (collectively “Mold”);

(6)

any activity, condition, event or omission that causes the growth of Mold on or in the Mortgaged Property.

3.

The defined term “Prohibited Activities or Conditions” is amended to include the matters described in Sections 18(a)(5) and 18(a)(6).

4.

A new Section 21(a)(8) is added as follows:

(8)

if, at any time, AIMCO REIT loses the authority or the ownership interests necessary to control, either directly or indirectly, Borrower and Guarantor and Borrower’s and Grantor’s Controlling Entities (“AIMCO Authorization”), Grantor covenants to send notice of such loss of AIMCO Authorization to Lender within fifteen (15) business days.  Such loss of AIMCO Authorization, shall be deemed a Transfer hereunder, and such Transfer shall constitute an Event of Default under Section 21(a) unless AIMCO REIT regains such AIMCO Authorization within sixty (60) days after the date of the loss.

5.

Section 33 is amended by adding the following sentences at the end of such Section:

“Borrower has disclosed to and provided Lender with information relating to assets it currently owns in addition to the Mortgaged Property (the “Disclosed Assets”).  Lender acknowledges that Borrower is not a single asset entity and agrees that Borrower may continue to own and operate the Disclosed Assets until September 30, 2007.  Until the Indebtedness is paid in full, Borrower (a) shall not acquire any real or personal property other than (i) the Mortgaged Property, (ii) the Disclosed Assets, (iii) personal property related to the operation and maintenance of the Mortgaged Property and the

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Disclosed Assets, and (iv) personal property and residences used primarily for the personal use of the Borrower and their family; (b) shall not operate any business other than the management and operation of the Mortgaged Property and the Disclosed Assets; (c) shall not maintain its assets in a way which is difficult to segregate and identify and (d) grant, create or permit the existence of any new or additional mortgage, deed of trust, deed to secure debt or other lien encumbrance on any of the Disclosed Assets, the Mortgaged Property or ownership interest in the Borrower, whether voluntary, involuntary or by operation of law.  In the event the Property shall be transferred, the single asset requirements of the original Section 33 of this Instrument shall apply for any transferee.”

6.

The following new Section is added at the end of the Instrument after the last numbered Section, but there are no Sections between the last numbered Section and Section 55:

“55.  CONVEYANCE.

No later than September 30, 2007, Borrower shall convey all of its interest in the Mortgaged Property (the “Conveyance”) to a Lender-approved, single-asset, single purpose entity.  Failure to complete the Conveyance shall constitute an event of default under Section 22 of the Security Instrument.

The documents evidencing the Conveyance shall be submitted to Lender for review prior to the Conveyance, and shall be in form and substance satisfactory to Lender.  Borrower agrees to pay all costs incurred in connection with the Conveyance; including, without limitation, the legal fees, if any, of Lender’s attorneys in connection with the required review and approval and the endorsement to the Lender’s title insurance policy.

Completion of the Conveyance shall be evidenced by submission to Lender of the recorded conveyance documents and an endorsement to the Lender’s title insurance policy.

It is understood that no transfer or application fee shall be due in connection with the Conveyance, and that the Conveyance shall not be deemed to violate Section 21 of the Security Instrument respecting Transfers.”

7.

AIMCO STANDARD.

A.

Section 1(v) is modified to read as follows:

(v)

"Personalty" means all furniture, furnishings, equipment, machinery, building materials, appliances, goods, supplies, tools, books, records (whether in written or electronic form), computer equipment (hardware and software) and other tangible personal property (other than Fixtures) which are used now or in the future exclusively in connection with the ownership, management or operation of the Land or the Improvements or are located on the Land or in the Improvements, and any operating agreements relating to the Land or the Improvements, and any surveys, plans and specifications and contracts for architectural, engineering and construction services relating to the Land or the Improvements and all other intangible property and rights

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exclusively relating to the operation of, or used exclusively in connection with, the Land or the Improvements including all governmental permits relating to any activities on the Land.

B.

Section 7(c) is modified to read as follows:

(c)

Notwithstanding the provisions of  Section 7(a), Lender will not require Borrower to deposit with Lender amounts sufficient to accumulate with Lender the entire sum required to pay the water and sewer charges, fire, hazard or other insurance premiums, and ground rents.  At least annually, Borrower must provide Lender with proof of payment of all such Impositions for which Lender is not collecting Imposition Deposits.  In the event that Borrower does not timely pay any of the Impositions, or fails to provide Lender with proof of such payment, or upon the occurrence of an Event of Default hereunder, or upon Borrower’s failure to maintain the Mortgaged Property in a satisfactory manner in accordance with the requirements of this Instrument, then in any such events, Lender may require Borrower to deposit with Lender the Imposition Deposits as provided in Section 7(a).

C.

Except in a case where Lender in its discretion determines that an emergency exists, Lender may take actions specified in Section 12(a) only if Lender has notified Borrower of Borrower's failure to perform any of its obligations under this Instrument or any other Loan Document and Borrower does not cure the failure within ten (10) days after such notice.  If Lender so determines that an emergency exists, Lender shall notify Borrower of the action taken within ten (10) days after the action is taken.

D.

Sections 14(b)(4) and 14(b)(5) are modified to read as follows:

(4)

within 120 days after the end of each fiscal year of Borrower, and at any other time upon Lender's request, a statement that identifies all owners of any interest in Borrower and each general partner in Borrower, and confirming that the ownership of each other Controlling Entity has not changed in a manner that violates Section 21(a);

(5)

promptly following Lender's request, quarterly or monthly income and expense statements for the Property relating to a quarterly or monthly period, as the case may be, ending no later than 45 days before the request;

E.

For purposes of Section 14(b), Borrower shall be deemed to have delivered any statement or document "upon Lender's request" if Borrower has delivered the document promptly following Lender's request.

F.

Notwithstanding Section (14)(c), unless an Event of Default has occurred and is continuing, or Lender has determined that an event having a Material Adverse Effect has occurred, Lender may require that the financial statements required by Sections 14(b)(1), 14(b)(2) and 14(b)(3) be audited, but

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may not require that any other financial statements required by Section 14 be audited.  Certification of a statement by the chief financial officer of the entity that is the subject of the statement or, in the case of a partnership, the chief financial officer of the general partner, will be acceptable to Lender as certification by an individual having authority to bind Borrower.

G.

Lender shall not have Borrower's books and records audited pursuant to Section 14(d) unless Lender has given Borrower notice specifying the statements, schedules and reports required by Section 14(b) that Borrower has failed to provide, and Borrower has not provided such statements by the expiration of ten days after such notice.

H.

So long as Borrower is contesting the amount and validity of any Imposition other than insurance premiums diligently and in good faith as described in Section 15(d) and all of the conditions specified in clauses (1) through (4) of Section 15(d) are satisfied, Lender will refrain from applying Imposition Deposits to payment of the contested Imposition.

I.

Section 15(e) and Section 16 are modified to read as follows:

15(e)

Borrower shall promptly deliver to Lender a copy of all notices of, and invoices for Impositions, and if Borrower pays any Imposition directly (which Borrower has no obligation to do unless Imposition Deposits have been waived or are insufficient and Lender has notified Borrower of that insufficiency), Borrower shall promptly furnish to Lender receipts evidencing such payments.

16.

LIENS; ENCUMBRANCES.  Borrower acknowledges that, to the extent provided in Section 21, the grant, creation or existence of any mortgage, deed of trust, deed to secure debt, security interest or other lien or encumbrance (a “Lien”) on the Mortgaged Property (other than the lien of this Instrument), or on certain ownership interests in Borrower, whether voluntary, involuntary or by operation of law, and whether or not such lien has priority over the lien of this Instrument, is a “Transfer” which constitutes an Event of Default.

J.

For purposes of Section 18(b), "pre-packaged supplies, cleaning materials and petroleum products customarily used in the operation and maintenance of comparable multifamily properties" shall include, without limitation, pool, spa, maintenance and gardening materials.

K.

The second sentence of Section 18(c) is modified to read as follows:

Borrower shall not lease or allow the sublease or use of all or any portion of the Mortgaged Property to any tenant or subtenant for nonresidential use by any user that, in the ordinary course of its business, would be reasonably expected to cause or permit any Prohibited Activity or Condition.

L.

For purposes of Section 18(d), Borrower shall only be obligated to pay out-of-pocket expenses incurred by Lender in connection with the monitoring and

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review of an O&M Program and Borrower's performance to the extent such expenses are reasonable.

M.

Borrower's representation and warranty in Section 18(e)(4) regarding requirements for notification regarding releases of Hazardous Materials shall relate only to such releases, if any, at or affecting the Mortgaged Property.

N.

Section 18(e)(5) is modified to read as follows:

(5)

no event has occurred with respect to the Mortgaged Property that constitutes, or with the passing of time or the giving of notice would reasonably be expected to constitute, noncompliance with the terms of any Environmental Permit;

O.

Section 18(g) is modified to read as follows:

(g)

Borrower shall pay promptly the costs of any environmental inspections, tests or audits ("Environmental Inspections") required by Lender in connection with or in preparation for any foreclosure or deed in lieu of foreclosure.  Borrower shall also pay promptly the reasonable costs of any Environmental Inspections required by Lender in connection with, or as a condition of Lender's consent to any Transfer under Section 21, or required by Lender following a reasonable determination by Lender that Prohibited Activities or Conditions may exist.  Any such costs incurred by Lender (including the fees and out-of-pocket costs of attorneys and technical consultants whether incurred in connection with any judicial or administrative process or otherwise) which Borrower fails to pay promptly shall become an additional part of the Indebtedness as provided in Section 12. The results of all Environmental Inspections made by Lender in connection with or in preparation for any foreclosure or deed in lieu of foreclosure shall at all times remain the property of Lender and Lender shall have no obligation to disclose such results to or otherwise make such results available to Borrower or any other party.  Lender will make available to Borrower the results of all other Environmental Inspections made by Lender.  Lender hereby reserves the right, and Borrower hereby expressly authorizes Lender, to make available to any party, including any prospective bidder at a foreclosure sale of the Mortgaged Property, the results of any Environmental Inspections made by Lender with respect to the Mortgaged Property.  Borrower consents to Lender notifying any party (either as part of a notice of sale or otherwise) of the results of any of Lender's Environmental Inspections.  Except in the case of an Environmental Inspection performed in connection with a foreclosure or deed in lieu of foreclosure, or a disclosure of Environmental Inspection results that Lender is required by law to make, Lender shall notify Borrower of its intention to disclose such information and shall give Borrower ten days to provide supplemental information, explanations or corrections to accompany the disclosure. Borrower acknowledges that Lender

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cannot control or otherwise assure the truthfulness or accuracy of the results of any of its Environmental Inspections and that the release of such results to prospective bidders at a foreclosure sale of the Mortgaged Property may have a material and adverse effect upon the amount which a party may bid at such sale.  Borrower agrees that Lender shall have no liability whatsoever as a result of delivering the results of any of its Environmental Inspections to any third party, and Borrower hereby releases and forever discharges Lender from any and all claims, damages, or causes of action, arising, out of, connected with or incidental to the results of, the delivery of any of Lender's Environmental Inspections.

P.

Lender shall not commence Remedial Work under the second sentence of Section 18(h) unless Lender has given Borrower notice of its intention to do so and Borrower has not begun performing the Remedial Work within 10 days after such notice.

Q.

The following sentence is added at the end of Section 18(j):

However, Borrower shall have no obligation to indemnify any of the foregoing parties to the extent that the proceedings, claims, damages, penalties or costs arise out of the gross negligence or willful misconduct of Lender, any prior owner or holder of the Note, the Loan Servicer or any prior Loan Servicer.

R.

For purposes of Section 19(b), Lender will accept a duplicate original of any insurance policy.

S.

For purposes of Section 19(d), an insurance company will be acceptable to Lender if it has a rating in Best's Key Rating Guide of at least "A-" and a financial size category of at least “v,” provided that if Fannie Mae changes its requirements for the financial rating of insurers generally, Lender may change the requirement set forth in this sentence in a manner consistent with any such change.

T.

Clause (2) of Section 19(g) is modified to read as follows:

(2)

Lender determines, in its discretion, that the combination of insurance proceeds and amounts provided by the Borrower will be sufficient to complete the Restoration.

U.

For purposes of Section 19(h), Lender shall automatically succeed to rights of Borrower in and to insurance policies and unearned premiums only to the extent permitted by the applicable policies and insurance companies.

V.

Section 21(a)(2) is modified to read as follows:

(2)

if Borrower is a joint venture general partnership, a Transfer of (A) any general partnership interest (except for a Transfer to a Qualified REIT Subsidiary, as defined in Section 856(i)(2) of the Internal Revenue Code of 1986,

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100% owned by Apartment Investment and Management Company, a Maryland corporation or to a Qualified REIT Subsidiary, as defined in Section 856 (l)(1) of the Internal Revenue Code of 1986, 100% owned by AIMCO OP), or (B) other interests in Borrower that would cause the Initial Owners of Borrower to own less than 51% of all partnership interests in Borrower;

W.

New Sections 21(b)(7), 21(b)(8), 21(b)(9), and 21(b)(10) are added, as follows:

(7)

The Transfer of any joint venture partnership interests in Borrower provided no Change of Control occurs as a result of such Transfer.

(8)

The Transfer of shares of common stock, limited partnership interests or other beneficial or ownership interests or other forms of securities in AIMCO REIT or AIMCO OP, and the issuance of all varieties of convertible debt, equity and other similar securities of AIMCO REIT or AIMCO OP, and the subsequent Transfer of such securities; provided, however, that no Change of Control occurs as a result of such Transfer, either upon such Transfer or upon the subsequent conversion to equity of such convertible debt or other securities.

(9)

The issuance by AIMCO REIT or AIMCO OP of additional common stock, limited partnership interests or other beneficial or ownership interests, convertible debt, equity and other similar securities, and the subsequent Transfer of such convertible debt or securities; provided, however, that no Change of Control occurs as the result of such Transfer, either upon such Transfer or upon the subsequent conversion to equity of such convertible debt or other securities.

(10)

So long as AIMCO REIT owns 100% of the stock of AIMCO-LP, Inc., a Transfer of limited partnership interests that results in AIMCO-LP, Inc. owning not less than 50.1% of the limited partnership interests in AIMCO OP.

X.

Section 21(b)(8) shall apply only to a Transfer of an interest in a Controlling Entity that is prohibited by Section 21(a)(7).

Y.

A new Section 21(d) is added, as follows:

(d)

For purposes of this Section 21, the following terms shall be defined as follows:

(1)

"Change of Control" shall mean the earliest to occur of (A) the date an Acquiring Person becomes (by acquisition, consolidation, merger or otherwise),

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directly or indirectly, the beneficial owner of more than forty percent (40%) of the total Voting Equity Capital of AIMCO REIT then outstanding, or (B) the date on which AIMCO REIT shall cease to hold (whether directly or indirectly through a wholly owned intermediary entity such as AIMCO-LP, Inc. or AIMCO-GP, Inc.) at least 50.1% of the limited partnership interests in AIMCO OP, or (C) the date on which AIMCO REIT shall cease for any reason to hold (whether directly or indirectly) (i) the interests in the Joint Venture Partners held as of the date of this Instrument (as evidenced by organizational charts and documents submitted to Lender as of such date) and (ii) the Controlling Interest(s) in the Borrower, or (D) the replacement (other than solely by reason of retirement at age sixty-five or older, death or disability) of more than 50% (or such lesser percentage as is required for decisionmaking by the board of directors of trustees, if applicable) of the members of the board of directors (or trustee, if applicable) of AIMCO REIT over a one-year period where such replacement shall not have been approved by a vote of at least a majority of the board of directors (or trustees, if applicable) of AIMCO REIT then still in office who either were members of such board of directors (or trustees, if applicable) at the beginning of such one year period or whose election as members of the board of directors (or trustees, if applicable) was previously so approved.

(2)

"Acquiring Person" shall mean a "person" or group of "persons" within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended.  However, notwithstanding the foregoing, “Acquiring Person” shall not be deemed to include any member of the Borrower Control Group unless such member has, directly or indirectly, disposed of, sold or otherwise transferred to, or encumbered or restricted (whether by means of voting trust agreement or otherwise) for the benefit of an Acquiring Person, all or any portion of the Voting Equity Capital of AIMCO REIT directly or indirectly owned or controlled by such member or such member directly or indirectly votes all or any portion of the Voting Equity Capital of AIMCO REIT, directly or indirectly, owned or controlled by such member for the taking of any action which, directly or indirectly constitutes or would result in a Change of Control, in which event such member of the Borrower Control Group shall be deemed to constitute an Acquiring Person to the extent of the

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Voting Equity Capital of AIMCO REIT owned or controlled by such member.

(3)

"Borrower Control Group" shall mean Terry Considine, Peter K. Kompaniez, Richard S. Ellwood, J. Landis Martin, Thomas L. Rhodes and James N. Bailey.

(4)

A "Person" shall mean an individual, an estate, a trust, a corporation, a partnership, a limited liability company or any other organization or entity (whether governmental or private).

(5)

"Security" shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

(6)

"Controlling Interest(s)" shall mean (i) with respect to a partnership, such majority and/or managing general partner interests which, together with a majority of limited partnership interests if necessary for consent purposes, vest in the holder of such interests the sole power, right and authority to control the day to day operations of the Borrower; including, without limitation, the authority to manage, operate and finance the Mortgaged Property, (ii) with respect to a corporation, the number of shares which entitle the holder to elect a majority of the board of directors of the Borrower, and (iii) with respect to a limited liability company, such majority and/or managing member interests as vest in the holder of such interests the sole power, right and authority to control the day to day operations of the Borrower; including, without limitation, the authority to manage, operate and finance the Mortgaged Property.

(7)

"AIMCO REIT" shall mean Apartment Investment and Management Company, a corporation organized and existing under the laws of the State of Maryland.

(8)

"AIMCO OP" shall mean AIMCO Properties, L.P., a limited partnership organized and existing under the laws of the State of Delaware.

(9)

"Joint Venture Partners" shall mean the entities executing this Instrument on behalf of the Borrower and/or its successors or assigns in interest.

(10)

“Voting Equity Capital” shall mean Securities of any class or classes, the holders of which are

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ordinarily, in the absence of contingencies, entitled to elect a majority of the board of directors (or Persons performing similar functions).

V.

Section 22(a) is modified to read as follows:

(a)

any failure by Borrower to pay or deposit (i) any Imposition Deposit within three days after it is due, or (ii) any other amount required by the Note, this Instrument, or any other Loan Document when due.

W.

Section 28 shall obligate Borrower to provide such further assurances as Lender reasonably may require.

X.

The words "Except as otherwise disclosed to Lender in writing, before the date of this Instrument" are added at the beginning of the second sentence of Section 41.

Y.

Section 37 is modified by adding: “; provided, however, that in the event of a Transfer, any or some or all of the Modifications to Instrument set forth in Exhibit B (if any) may be modified or rendered void by Lender at Lender’s option by notice to Borrower/transferee”.  The modifications set forth in this Exhibit B shall be null and void unless title to the Mortgaged Property is vested in an entity whose Controlling Interest(s) are directly or indirectly held by AIMCO REIT or AIMCO OP.

INITIALS

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -

Form 4004

11/01

ARKANSAS

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